EXHIBIT 99.10

Equity One 2003-4, Term
Prepared for TIAA
Assumptions
55% Loss Severity, 12 Months Lag, Servicer Advances
Triggers On
Speed is all-in
100% PPC (Voluntary)
Fixed-22 HEP
Arm- 28CPR


Forward Libor       To Call
-------------       -----------------------------------------------------------------------

                                          AA                      A                     A-
100% PPC                           Class M-1              Class M-2              Class M-3
--------
Break CDR                             13.864                  9.306                  8.063
WAL                                     5.74                    6.4                   6.57
Mod Durn                                4.85                   5.22                   5.27
Mod Convexity                          0.282                  0.331                  0.339
Principal Writedown             0.00 (0.00%)           0.00 (0.00%)       7,766.79 (0.05%)
Total Collat Loss    170,645,651.20 (17.03%)127,122,926.73 (12.69%)113,297,481.18 (11.31%)
                    -----------------------------------------------------------------------


----------------------------------------------------------------------

                   BBB+                    BBB                   BBB-
              Class M-4              Class B-1              Class B-2

                  7.083                  6.369                  5.718
                   6.74                   6.82                   6.99
                   5.40                   5.55                   5.47
                  0.357                  0.369                  0.369
           0.00 (0.00%)      11,360.51 (0.11%)           0.00 (0.00%)
101,984,854.72 (10.18%)  93,177,469.50 (9.30%)  85,281,688.20 (8.51%)
----------------------------------------------------------------------



                    Maturity
                    -----------------------------------------------------------------------

                                          AA                      A                     A-
100% PPC                           Class M-1              Class M-2              Class M-3
--------
Break CDR                              12.09                  8.261                  7.176
WAL                                     8.91                  10.75                   14.1
Mod Durn                                6.90                   7.72                   9.11
Mod Convexity                          0.607                  0.778                  1.119
Principal Writedown         4,095.24 (0.01%)         292.22 (0.00%)           0.00 (0.00%)
Total Collat Loss    176,705,893.59 (17.63%)131,968,764.11 (13.17%)117,735,592.75 (11.75%)
                    -----------------------------------------------------------------------



----------------------------------------------------------------------

                   BBB+                    BBB                   BBB-
              Class M-4              Class B-1              Class B-2

                  6.345                  5.778                  5.331
                  14.89                  15.73                  15.97
                   9.36                   9.94                   9.64
                  1.196                  1.329                  1.293
           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
106,301,749.21 (10.61%)  98,218,215.96 (9.80%)  91,676,460.90 (9.15%)
----------------------------------------------------------------------

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